EXHIBIT 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, Richard W. Lucas, as Chief Financial Officer of KSW, Inc., (the "Company"), certify, pursuant to 18 U.S.C.ss.1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the accompanying Annual Report on Form 10-K for the year ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 31, 2003

                                     /s/ Richard W. Lucas
                                     -------------------------------------
                                     Richard W. Lucas
                                     Chief Financial Officer